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                                                                    EXHIBIT 23.2



                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our reports dated February 18, 1999 except for Note 15, as to which the date is April 29, 1999, in the Registration Statement to which this consent is filed as an exhibit.


                                                   Ernst & Young LLP


Harrisburg, Pennsylvania
May 4, 1999